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                                                            EXHIBIT 23.1


                   CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and the use of our report dated March 15, 2000, in the Registration Statement (Form SB-2 No. xxx-xxxxx) and related Prospectus of Cytomedix, Inc. for the registration of 11,568,334 shares of its common stock.

                                        /s/ L J SOLDINGER ASSOCIATES




Arlington Heights, Illinois
February 16, 2001